SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2015

Datasea Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-202071	45-2019013
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1350 Rose Glen Road, Gladwyne, PA 19035

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

(484) 417-6665

(ISSUER TELEPHONE NUMBER)

Rose Rock Inc.

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2015 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, Zhixin Liu purchased 4,000,000 shares of Rose Rock Inc.’s (the “Company”) issued and outstanding common stock from Xingzhong Sun, the sole officer, director and majority shareholder of the Company. The total of 4,000,000 shares represents 57.14% of the shares of outstanding common stock of the Company. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.1. All descriptions of the Stock Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, Zhixin Liu purchased a total of 4,000,000 shares of the Company’s issued and outstanding common stock from Xingzhong Sun, the sole officer, director and majority shareholder of the Company. The total of 4,000,000 shares represents 57.14% of the Company’s outstanding common stock. As part of the transaction, the following change to the Company’s directors has occurred:

•	As of May 26, 2015, Zhixin Liu was elected as the Company’s member and Chairman of Board of Directors.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. .

Zhixin Liu was elected as a member and chairman of the Board of Directors as of May 26, 2015. Ms. Liu worked as general manager in Jinfenglvyuan Biotech Co., Ltd. and is CEO in Shuhai Information Technology Co., Ltd. while she is acting as member of the Board of Directors in a couple of private companies. Ms Liu is a member of World Association of Chinese Elites. Ms Liu obtained the bachelor degree in business administration.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On May 26, 2015, the shareholder of Rose Rock Inc. (the “Company”) approved an amendment (“Articles Amendment”) to Article 1 of the Company’s articles of incorporation to change its name from “Rose Rock Inc.” to “Datasea Inc.” The Articles Amendment was approved by the board of directors on May 26, 2015, subject to shareholder approval, and was effective upon approval by the Company’s shareholders and the filing of Article Amendment with the Secretary of State of the State of Nevada on May 26, 2015. The full text of the Articles Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SCURRIED HOLDERS.

 On May 26, 2015, the Company held a special meeting of shareholders (the “Special Meeting”) for which the board of directors did not solicit proxies. Shareholders of the Company approved the Articles Amendment as set forth below:

Votes for	Votes Against	Abstentions	Broker Non-votes

5,000,000	0	2,000,000	0

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

2.1	Stock Purchase Agreement dated as of May 26, 2015 between Xingzhong Sun and Zhixin Liu.

3.1	Certificate of Amendment to Articles of Incorporation for Rose Rock Inc., effective as of May 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2015	Rose Rock Inc.
	By:	/s/ Xingzhong Sun
President, Chief Executive Officer, Treasurer and Secretary